Exhibit 99.1

ELECTRONIC ARTS REPORTS FISCAL THIRD QUARTER RESULTS

Long-Term Exclusives with NFL and ESPN

Record Cash Flows for Last 12 months

REDWOOD SHORES, CA—January 25, 2005—Electronic Arts (NASDAQ: ERTS) today announced financial results for the fiscal third quarter ended December 31, 2004.

Net revenue was $1.428 billion, down 3.2 percent as compared with $1.475 billion for the fiscal quarter ended December 31, 2003. Sales were driven by Need for Speed™ Underground 2, FIFA 2005, The Lord of the Rings™, The Third Age™, NBA LIVE 2005, The Urbz™: Sims in the City™, Golden Eye: Rogue Agent™ and The Lord of the Rings: Battle for Middle- earth™—each reaching platinum status in the quarter. Madden NFL 2005, The Sims™ 2 and Tiger Woods PGA TOUR® 2005 had continued strong sales each selling over one million copies in the quarter.

EA entered into long-term agreements with both the National Football League and ESPN. In addition, the Company agreed to purchase shares representing approximately 19.9 percent of Ubisoft Entertainment, a leading developer and publisher of interactive entertainment.

Net income was $375 million, a 4.4 percent decrease year-over-year. Diluted earnings per share were $1.18 as compared to $1.26 a year ago.

Non-GAAP net income, excluding certain items, was $391 million, roughly flat year-over-year. Non-GAAP diluted earnings per share were $1.23 as compared to $1.26. (Please see Non-GAAP Financial Measures and reconciliation information included in this release.)

Trailing twelve month operating cash flow was a record $722 million as compared to $538 million for the same period a year ago – an increase of $184 million.

“This quarter, EA further strengthened its long term leadership position,” said Larry Probst, Chairman and Chief Executive Officer. “Our exclusive agreements with the NFL, NFLPA and ESPN, along with our strategic investment in Ubisoft will help provide the framework for continued growth in the future.”

“We expect calendar 2005 to be a defining year,” said Warren Jenson, Chief Financial and Administrative Officer. “While the year ahead will certainly be a year of investment for EA, we expect to see growth through new exciting platforms, a rich slate of great entertainment and further globalization of our business.”

Current Highlights (comparisons are to the quarter ended December 31, 2003, unless otherwise stated)

•	Net revenue for the quarter: North America—down 8 percent to $692 million; Europe—up 1 percent to $666 million; Asia Pacific, including Japan, up 9 percent to $70 million. Reported net revenue increased by approximately $47 million or 3 percent due to changes in foreign currency rates.
•	Need for Speed Underground 2 sold over 8.4 million copies. The Need for Speed franchise has now surpassed $1 billion in life-to-date sales.
•	FIFA 2005 sold over 4.5 million copies.
•	EA repurchased 656 thousand shares of its common stock during the quarter.
•	The Company had 27 platinum titles in the calendar year.

•	The Sims franchise sold more than 16 million copies in the calendar year.
•	The Need for Speed franchise sold more than 15 million copies in the calendar year.
•	The Company completed its acquisition of Criterion Software.
•	EA entered into an agreement to purchase approximately 19.9 percent of Ubisoft for a purchase price of 19.69 Euros per share or approximately $90 million in total.
•	EA has recently completed its tender offer for shares of Digital Illusions, C.E. at 61 Swedish Kroners or approximately $8.71 per share.

Business Outlook

The following forward-looking statements reflect expectations as of January 25, 2005. Results may be materially different and are affected by many factors, such as changes in foreign exchange rates, the overall global economy, the popular appeal of our products, our effective tax rate, development delays, our ability to secure key licenses and other factors detailed in this release and in our annual and quarterly SEC filings.

Fiscal Year Expectations—Ending March 31, 2005

•	Net revenue is expected to be between $3.275 and $3.325 billion—as compared to $2.957 billion for fiscal 2004.
•	Non-GAAP diluted earnings per share are expected to be between $1.90 and $1.95—as compared to $1.84 for fiscal 2004. This range does not factor in eight cents of estimated charges related principally to our acquisition of Criterion Software and tender offer for Digital Illusions C.E.
•	GAAP diluted earnings per share are expected to be between $1.82 and $1.87—as compared to $1.87 for fiscal 2004.

Our expected results include the projected impact of our share repurchase program.

Non-GAAP Financial Measures

Electronic Arts uses non-GAAP measures of operating income, net income and diluted earnings per share. These non-GAAP measures exclude the following items, including any related tax effect, from the Company’s statement of operations:

•	Amortization of intangibles
•	Employee stock-based compensation
•	Restructuring and asset impairment charges
•	Acquired in-process technology
•	Other-than-temporary impairment of investments in affiliates

In addition, other significant unforeseeable and non-recurring items may occur from time to time that require an adjustment to these non-GAAP measures. For example, during the fourth quarter of fiscal 2004, a $20 million non-recurring benefit to the Company’s income tax expense was included in the GAAP results but excluded from the non-GAAP results. When these items occur, the accounting impact will become a reconciling item between the GAAP results and these non-GAAP measures. In addition, they will be described in the reconciliation of GAAP to non-GAAP results included as part of the supplemental disclosures to the related release.

The Company believes that excluding these items is useful for illustrating and explaining operating results and comparisons to prior periods. Management considers these non-GAAP measures in its decision-making to facilitate more relevant operating comparisons.

A reconciliation of GAAP operating income to non-GAAP operating income; GAAP net income to non-GAAP net income; and GAAP diluted earnings per share to non-GAAP diluted earnings per share are included as part of the supplemental disclosures to this release.

Conference Call

Electronic Arts will host a conference call on January 25, 2005 at 2:00 pm PT (5:00 pm ET) to review the results for the Company’s third quarter ended December 31, 2004. Listeners may access the conference call live via webcast (http://investor.ea.com). A webcast archive of the conference call will be available for one year at http://investor.ea.com.

Some statements set forth in this release, including those under the heading “Business Outlook,” contain forward-looking statements that involve risks and uncertainties. Statements including words such as “anticipate”, “believe” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are subject to business and economic risks and actual events or actual future results could differ materially from those set forth in the forward-looking statements due to such risks and uncertainties. Some of the factors which could cause our results to differ materially from our expectations include the following: our ability to predict consumer preferences among competing hardware platforms; the seasonality and cyclical nature of the interactive game segment; timely development and release of our products; our ability to secure licenses to valuable entertainment properties on favorable terms; consumer spending trends; competition in our industry; our ability to attract and retain key personnel; changes in effective tax rates; adoption of new accounting regulations and standards; potential regulation of our products in key territories; developments in the law regarding protection of our products; fluctuations in foreign exchange rates; and other factors described in our Annual Report on Form 10-K for the year ended March 31, 2004 and in our Form 10-Q for the quarter ended September 30, 2004. We do not intend to update these forward-looking statements, including those made under the “Business Outlook” heading.

Note to Editors: Need for Speed, The Sims, The Urbz, Sims in the City and John Madden Football are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries. The Lord of the Rings and the names of the characters, items, events and places therein are trademarks of the Saul Zaentz Company d/b/a Tolkien Enterprises under license to New Line Productions, Inc. GoldenEye Rogue Agent is a trademark of Danjaq, LLC and United Artists Corporation. NBA, NFL, Tiger Woods, PGA TOUR and FIFA are trademarks of their respective owners and used with permission. All other trademarks are the property of their respective owners.

For additional information, please contact:

Tricia Gugler Director, Investor Relations 650-628-7327	Jeff Brown Vice President, Corporate Communications 650-628-7922

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2004	2003	2004	2003
Net revenue	$1,427,851	$1,475,323	$2,575,220	$2,358,709
Cost of goods sold	502,763	513,255	963,429	876,980

Gross profit	925,088	962,068	1,611,791	1,481,729

Operating expenses:
Marketing and sales	132,422	180,174	303,160	303,299
General and administrative	77,998	71,992	155,095	138,784
Research and development	185,155	151,175	472,636	355,790
Amortization of intangibles	830	623	2,075	2,113
Acquired in-process technology	9,400	—	9,400	—
Restructuring charges	—	596	388	596

Total operating expenses	405,805	404,560	942,754	800,582

Operating income	519,283	557,508	669,037	681,147

Interest and other income, net	22,649	948	43,991	14,927

Income before provision for income taxes	541,932	558,456	713,028	696,074

Provision for income taxes	166,832	166,160	216,450	208,822

Net income	$375,100	$392,296	$496,578	$487,252

Net income:
Basic	$375,100	$392,296	$496,578	$487,252
Diluted	$375,100	$392,296	$496,578	$487,252

Earnings per share:
Basic	$1.23	$1.32	$1.63	$1.66
Diluted	$1.18	$1.26	$1.57	$1.59

Number of shares used in computation:
Basic	305,632	297,787	303,932	294,001
Diluted	316,833	311,463	316,157	306,737

Non-GAAP Results (in thousands, except per share data)

The following table shows the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired in-process technology, restructuring charges, asset impairment charges, and other-than-temporary impairment of investments in affiliates and their related income tax effect.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2004	2003	2004	2003
Net income	$375,100	$392,296	$496,578	$487,252

Amortization of intangibles	830	623	2,075	2,113
COGS amortization of intangibles	1,046	—	1,046	—
Employee stock-based compensation	4,020	—	4,020	—
Acquired in-process technology	9,400	—	9,400	—
Restructuring charges	—	596	388	596
Income taxes effect on the above items	236	(351)	(238)	(813)

Non-GAAP net income	$390,632	$393,164	$513,269	$489,148

Non-GAAP diluted earnings per share	$1.23	$1.26	$1.62	$1.59
Number of shares used in diluted earnings per share computation	316,833	311,463	316,157	306,737

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2004	March 31, 2004 (a)
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$2,564,801	$2,414,346
Marketable equity securities	4,347	1,225
Receivables, net of allowances of $206,272 and $154,682, respectively	892,133	211,916
Inventories	84,424	55,143
Deferred income taxes	86,449	84,312
Other current assets	183,229	161,867

Total current assets	3,815,383	2,928,809

Property and equipment, net	329,010	298,073
Investment in affiliates	24,918	14,332
Goodwill	122,166	91,977
Other intangibles, net	37,563	18,468
Long-term deferred income taxes	46,666	40,755
Other assets	60,375	71,612

Total Assets	$4,436,081	$3,464,026

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$196,409	$114,087
Accrued and other liabilities	867,814	630,138

Total current liabilities	1,064,223	744,225

Other liabilities	36,996	41,443

Total liabilities	1,101,219	785,668

Stockholders’ equity:
Common stock	3,070	3,015
Paid-in capital	1,310,305	1,153,680
Retained earnings	1,997,762	1,501,184
Accumulated other comprehensive income	23,725	20,479

Total stockholders’ equity	3,334,862	2,678,358

Total Liabilities and Stockholders’ Equity	$4,436,081	$3,464,026

(a)	Derived from audited financial statements.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2004	2003	2004	2003
OPERATING ACTIVITIES
Net income	$375,100	$392,296	$496,578	$487,252
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	19,744	29,068	52,911	59,915
Equity in net income of investment in affiliates	(155)	(292)	(742)	(405)
Non-cash restructuring and asset impairment charges	—	596	—	596
Other-than-temporary impairment of investments in affiliate	—	—	—	589
Realized (gains)/ losses on investments and sale of property and equipment	(5,760)	538	(9,666)	583
Stock-based compensation	4,086	237	4,359	666
Tax benefit from exercise of stock options	9,776	1,676	34,914	41,845
Acquired in-process technology	9,400	—	9,400	—
Change in assets and liabilities:
Receivables, net	(519,402)	(653,561)	(687,619)	(786,595)
Inventories	(6,892)	(25,651)	(30,989)	(26,057)
Other assets	(41,225)	(12,521)	(14,635)	6,542
Accounts payable	26,238	28,815	84,123	54,124
Accrued and other liabilities	265,996	317,644	221,398	268,037

Net cash provided by operating activities	136,906	78,845	160,032	107,092

INVESTING ACTIVITIES
Capital expenditures	(37,240)	(27,247)	(82,579)	(55,937)
Proceeds from sale of property and equipment	130	25	15,680	113
Proceeds from sale of marketable equity securities	46	2	3,161	2
Purchase of investment in affiliates	(2,150)	(350)	(2,400)	(350)
Proceeds from sale of investment in affiliate	—	—	—	8,467
Proceeds from maturities and sales of short-term investments	84,438	725,606	896,959	1,273,398
Purchase of short-term investments	(589,503)	(620,200)	(2,247,608)	(1,890,779)
Purchase of minority interest	—	—	—	(2,513)
Acquisition of subsidiary, net of cash acquired	(59,490)	(958)	(59,502)	(958)

Net cash provided by (used in) investing activities	(603,769)	76,878	(1,476,289)	(668,557)

FINANCING ACTIVITIES
Proceeds from sale of common stock through employee stock plans and other plans	61,264	26,385	146,772	166,260
Repurchase and retirement of common stock	(30,794)	—	(30,794)	—
Repurchase of Class B common stock	—	—	—	(225)
Repayment of Class B notes receivable	—	—	—	128
Dividend to joint venture	—	—	—	(2,587)

Net cash provided by financing activities	30,470	26,385	115,978	163,576

Effect of foreign exchange on cash and cash equivalents	13,606	14,777	13,633	20,904

Increase (decrease) in cash and cash equivalents	(422,787)	196,885	(1,186,646)	(376,985)
Beginning cash and cash equivalents	1,386,026	376,125	2,149,885	949,995

Ending cash and cash equivalents	963,239	573,010	963,239	573,010
Short-term investments	1,601,562	1,251,659	1,601,562	1,251,659

Ending cash, cash equivalents and short-term investments	$2,564,801	$1,824,669	$2,564,801	$1,824,669

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. The three months and year ended March 31, 2004 also exclude the impact of a one-time income tax adjustment.

	Q3 FY04	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05
QUARTERLY RESULTS

Operating Income
GAAP operating income	$558	$94	$25	$125	$519
Adjustments:
Amortization of intangibles	1	1	1	—	1
COGS amortization of intangibles	—	—	—	—	1
Employee stock-based compensation	—	—	—	—	4
Acquired-in-process technology	—	—	—	—	10
Restructuring charges	—	9	—	—	—
Asset impairment charges	—	—	—	—	—

Total adjustments	1	10	1	—	16

Non-GAAP operating income	$559	$104	$26	$125	$535

Non-GAAP operating income margin - % of net revenue	38%	17%	6%	18%	37%

Net Income
GAAP net income	$392	$90	$24	$97	$375
Adjustments:
Amortization of intangibles	1	1	1	1	1
COGS amortization of intangibles	—	—	—	—	1
Employee stock-based compensation	—	—	—	—	4
Acquired-in-process technology	—	—	—	—	10
Restructuring charges	—	9	—	—	—
Asset impairment charges	—	—	—	—	—
Other-than-temporary impairment of investment in affiliates	—	—	—	—	—
Income taxes effect on the above items	—	(3)	—	—	—
Income tax adjustment	—	(20)	—	—	—

Total adjustments	1	(13)	1	1	16

Non-GAAP net income	$393	$77	$25	$98	$391

Non-GAAP net income margin - % of net revenue	27%	13%	6%	14%	27%

GAAP diluted earnings per share	$1.26	$0.29	$0.08	$0.31	$1.18
Non-GAAP diluted earnings per share	$1.26	$0.25	$0.08	$0.31	$1.23
Shares used in diluted earnings per share computation	311	313	316	316	317

TRAILING TWELVE MONTH RESULTS

Operating Income
GAAP operating income	$691	$776	$779	$802	$763
Adjustments:
Amortization of intangibles	4	3	4	3	3
COGS amortization of intangibles	—	—	—	—	1
Employee stock-based compensation	—	—	—	—	4
Acquired-in-process technology	—	—	—	—	10
Restructuring charges	7	9	9	9	9
Asset impairment charges	64	—	—	—	—

Total adjustments	75	12	13	12	27

Non-GAAP operating income	$766	$788	$792	$814	$790

Non-GAAP operating income margin - % of net revenue	27%	27%	26%	25%	25%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(in millions, except per share data)

The following tables show the Company’s non-GAAP results reconciled to the Generally Accepted Accounting Principles (“GAAP”) Condensed Consolidated Statements of Operations. The Company’s non-GAAP results do not include amortization of intangibles, employee stock-based compensation, acquired-in-process technology, restructuring charges, asset impairment charges, and other-than-temporary impairment of investments in affiliates, and their related income tax effect. The three months and year ended March 31, 2004 also exclude the impact of a one-time income tax adjustment.

	Q3 FY04	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05
TRAILING TWELVE MONTH RESULTS

Net Income
GAAP net income	$496	$577	$583	$604	$587
Adjustments:
Amortization of intangibles	4	3	3	4	3
COGS amortization of intangibles	—	—	—	—	1
Employee stock-based compensation	—	—	—	—	4
Acquired-in-process technology	—	—	—	—	10
Restructuring charges	7	10	9	9	9
Asset impairment charges	64	—	—	—	—
Other-than-temporary impairment of investment in affiliates	—	—	—	—	—
Income taxes effect on the above items	(22)	(4)	(3)	(4)	(4)
Income tax adjustment	—	(20)	(20)	(20)	(20)

Total adjustments	53	(11)	(11)	(11)	3

Non-GAAP net income	$549	$566	$572	$593	$590

Non-GAAP net income margin - % of net revenue	19%	19%	19%	18%	19%

GAAP diluted earnings per share	$1.60	$1.87	$1.88	$1.94	$1.86
Non-GAAP diluted earnings per share	$1.77	$1.84	$1.84	$1.90	$1.87

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

	Q3 FY04	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	YOY% Growth
CONSOLIDATED FINANCIAL DATA
Net revenue	1,475	598	432	716	1,428	(3)%
Net revenue - trailing twelve months (“TTM”)	2,822	2,957	3,035	3,221	3,174	12%

Gross profit	962	372	255	432	925	(4)%
Gross margin - % of net revenue	65%	62%	59%	60%	65%
Gross profit - TTM	1,780	1,854	1,906	2,021	1,984	11%
Gross margin - TTM % of net revenue	63%	63%	63%	63%	63%

Operating income	558	94	25	125	519	(7)%
Operating income margin - % of net revenue	38%	16%	6%	17%	36%
Operating income - TTM	691	776	779	802	763	11%
Operating income margin - TTM % of net revenue	24%	26%	26%	25%	24%

Net income	392	90	24	97	375	(4)%
Diluted earnings per share	$1.26	$0.29	$0.08	$0.31	$1.18	(6)%
Net income - TTM	496	577	583	604	587	18%
Diluted earnings per share - TTM	$1.60	$1.87	$1.88	$1.94	$1.86	16%

Non-GAAP operating income (a)	559	104	26	125	535	(4)%
Non-GAAP operating income margin - % of net revenue	38%	17%	6%	18%	37%
Non-GAAP operating income - TTM (a)	766	788	792	814	790	3%
Non-GAAP operating income margin - TTM % of net revenue	27%	27%	26%	25%	25%

Non-GAAP net income (a)	393	77	25	98	391	(1)%
Non-GAAP diluted earnings per share (a)	$1.26	$0.25	$0.08	$0.31	$1.23	(2)%
Non-GAAP net income - TTM (a)	549	566	572	593	590	8%
Non-GAAP diluted earnings per share - TTM (a)	$1.77	$1.84	$1.84	$1.90	$1.87	6%

CASH FLOW DATA
Operating cash flow	79	562	(66)	89	137	74%
Operating cash flow - TTM	538	669	638	664	722	34%

Capital expenditures	27	34	26	19	37	37%
Capital expenditures - TTM	81	90	104	106	116	44%

BALANCE SHEET DATA
Cash, cash equivalents and short term investments	1,825	2,414	2,369	2,490	2,565	41%
Marketable equity securities	2	1	2	—	4	108%
Receivables, net	837	212	170	379	892	7%
Inventories	65	55	53	79	84	30%

OTHER
Employees	4,528	4,773	4,813	5,104	5,669	25%
Diluted weighted-average shares	311	313	316	316	317

(a)	Please see attached Unaudited Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Financial Information and Business Metrics

($ in millions, except per share data, SKU count and Headcount)

	Q3 FY04	Q4 FY04	Q1 FY05	Q2 FY05	Q3 FY05	YOY % Growth
GEOGRAPHIC REVENUE MIX
North America Revenue	753	299	211	473	692	(8)%
International Revenue	722	299	221	243	736	2%

Europe Revenue	658	249	190	210	666	1%
Asia Pacific Revenue	43	22	18	21	46	7%
Japan Revenue	21	28	13	12	24	15%

Net Revenue	1,475	598	432	716	1,428	(3)%

GEOGRAPHIC REVENUE MIX - as a % of Net Revenue
North America Revenue	51%	50%	49%	66%	48%
International Revenue	49%	50%	51%	34%	52%

Europe Revenue	45%	41%	44%	29%	47%
Asia Pacific Revenue	3%	4%	4%	3%	3%
Japan Revenue	1%	5%	3%	2%	2%

Net Revenue	100%	100%	100%	100%	100%

PLATFORM REVENUE MIX
Sony PlayStation 2	732	244	162	312	661	(10)%
PC	220	76	67	141	239	9%
Xbox	205	80	57	142	233	14%
Nintendo GameCube	104	50	26	38	109	5%
Mobile Platforms	57	14	18	10	55	(4)%
Co-publishing and Distribution	122	112	67	49	79	(36)%
Subscription Services	12	13	13	13	14	17%
Advertising, Programming, Licensing and Other	23	9	22	11	38	59%

Net Revenue	1,475	598	432	716	1,428	(3)%

PLATFORM REVENUE MIX - as a % of Net Revenue
Sony PlayStation 2	49%	41%	38%	43%	46%
PC	15%	13%	15%	20%	17%
Xbox	14%	13%	13%	20%	16%
Nintendo GameCube	7%	9%	6%	5%	8%
Mobile Platforms	4%	2%	4%	1%	4%
Co-publishing and Distribution	8%	19%	16%	7%	5%
Subscription Services	1%	2%	3%	2%	1%
Advertising, Programming, Licensing and Other	2%	1%	5%	2%	3%

Net Revenue	100%	100%	100%	100%	100%

Platform SKU Release Mix
Sony PlayStation 2	11	4	3	9	9	(18)%
PC	7	1	3	6	7	0%
Xbox	11	3	3	8	9	(18)%
Nintendo GameCube	9	3	1	7	7	(22)%
Mobile Platforms	9	—	1	2	7	(22)%
Online and Other	1	—	—	1	1	0%

Total SKUs	48	11	11	33	40	(17)%

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Fact Sheet for Q3 Fiscal 2005

Q3 Product Releases	Platform
• FIFA Soccer 2005	PlayStation®2
• NBA LIVE 2005	PlayStation 2
• NCAA® March Madness® 2005	PlayStation 2
• Need for Speed™ Underground 2	PlayStation 2
• TOTAL CLUB MANAGER 2005	PlayStation 2
• The Lord of the Rings™, The Third Age™	PlayStation 2
• NFL STREET 2: Unleashed	PlayStation 2
• GoldenEye: Rogue Agent™	PlayStation 2
• The Urbz™: Sims in the City™	PlayStation 2
• FIFA Soccer 2005	PlayStation®
• FIFA Soccer 2005	Xbox®
• NBA LIVE 2005	Xbox
• NCAA March Madness 2005	Xbox
• Need for Speed Underground 2	Xbox
• TOTAL CLUB MANAGER 2005	Xbox
• The Lord of the Rings, The Third Age	Xbox
• NFL STREET 2: Unleashed	Xbox
• GoldenEye: Rogue Agent	Xbox
• The Urbz: Sims in the City	Xbox
• FIFA Soccer 2005	Nintendo GameCube™
• NBA LIVE 2005	Nintendo GameCube
• Need for Speed Underground 2	Nintendo GameCube
• The Lord of the Rings, The Third Age	Nintendo GameCube
• NFL STREET 2: Unleashed	Nintendo GameCube
• GoldenEye: Rogue Agent	Nintendo GameCube
• The Urbz: Sims in the City	Nintendo GameCube
• FIFA Soccer 2005	PC
• NBA LIVE 2005	PC
• Need for Speed Underground 2	PC
• TOTAL CLUB MANAGER 2005	PC
• Medal of Honor Pacific Assault™	PC
• Medal of Honor Pacific Assault Director’s Edition	PC
• The Lord of the Rings™, The Battle for Middle-earth™	PC
• FIFA Soccer 2005	Game Boy® Advance
• Need for Speed Underground 2	Game Boy Advance
• The Lord of the Rings, The Third Age	Game Boy Advance
• The Urbz: Sims in the City	Game Boy Advance
• Tiger Woods PGA TOUR® 2005	Nintendo DS™
• Madden NFL 2005	Nintendo DS
• The Urbz: Sims in the City	Nintendo DS

Co-pub, International only and Others (not in SKU count)
• FIFA Soccer 2005	Ngage
• Total Football (Japanese Soccer)	PlayStation 2

All trademarks are the property of their respective owners.

ELECTRONIC ARTS INC. AND SUBSIDIARIES

Unaudited Supplemental Schedule of Earnings Adjusted for Stock-Based Compensation

(in millions, except per share data)

Had the Company’s stock-based compensation plans been measured on the estimated fair value at the grant dates in accordance with the provisions of Statement of Financials Accounting Standards No. 123, “Accounting for Stock-Based Compensation”, we estimate that our reported net income and net earnings per share would have been the pro forma amounts indicated below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2004	2003	2004	2003
Net income - as reported	$375	$392	$497	$487

Stock-based compensation	(17)	(25)	(60)	(69)

Net income - pro forma	$358	$367	$437	$418

Net earnings per share:
As reported - basic	$1.23	$1.32	$1.63	$1.66

Pro Forma - basic	$1.17	$1.23	$1.44	$1.42

As reported - diluted	$1.18	$1.26	$1.57	$1.59

Pro Forma - diluted	$1.14	$1.19	$1.39	$1.38